EXHIBIT 10.2

                         SECOND AMENDMENT
                               AND
                 APPOINTMENT OF SUCCESSOR TRUSTEE
                            UNDER THE
       GLOBAL MARINE EXECUTIVE DEFERRED COMPENSATION TRUST


          THIS AGREEMENT made and entered into as of the 1st day of June, 1999, by and between GLOBAL MARINE CORPORATE SERVICES INC., a California corporation having its principal place of business in Houston, Texas (the "Company"), and SEI TRUST COMPANY, a Pennsylvania trust company having its principal place of business in Oaks, Pennsylvania (the "Successor Trustee").

                  W  I  T  N  E  S  S  E  T  H:

          WHEREAS, by the Global Marine Executive Deferred Compensation Trust, dated effective as of January 1, 1995, by and between the Company and Texas Commerce Bank, N.A., a national banking association ("TCB"), the Company established a trust (the "Trust Agreement") for the purpose of holding the assets accumulated under the Global Marine Executive Supplemental Retirement Plan of 1990, as amended and restated effective as of May 9, 1990, and as thereafter amended (said Plan, together with any amendments thereto hereinafter referred to as the "Plan"), and to provide for the investment and administration of such assets; and

          WHEREAS, Chase Bank of Texas, N.A., a national banking association (the "Trustee") is the successor in interest to TCB;
and

          WHEREAS, in accordance with Section 10 of the Trust
Agreement, the Board of Directors of the Company has duly authorized the Company to remove the Trustee and to appoint the Successor Trustee as successor trustee under the Trust Agreement, and the Trustee has been so advised; and

          WHEREAS, the Successor Trustee desires to accept appointment as successor trustee under the Trust Agreement, and, in connection therewith, the Company desires to amend the Trust
Agreement;

          NOW, THEREFORE, the Company and the Successor Trustee hereby agree as follows:

     1. The Company has provided the Trustee with written notice of its removal as trustee under the Trust Agreement, effective as of June 1, 1999, or as soon thereafter as practicable (the "Succession Date") pursuant to Section 10 of the Trust
     Agreement.

     2. The Company hereby appoints the Successor Trustee to replace the Trustee as the trustee under the Trust Agreement, effective as of the Succession Date.

     3. The Successor Trustee hereby accepts its appointment as successor trustee under the Trust Agreement and agrees to be bound by the terms of the Trust Agreement, as amended by Paragraphs 5 through 9 hereof, effective as of the Succession Date.

     4. The Successor Trustee hereby agrees to hold such assets as are delivered to it by the Trustee, and such assets as may be received by it subsequent to the Succession Date, pursuant to the terms of the Trust Agreement.

     5.        The Company and the Successor Trustee hereby agree that
     Section 8(f) of the Trust Agreement shall be deleted in its entirety, effective as of the Succession Date, and the following sections relettered accordingly.

     6.        The Company and the Successor Trustee hereby agree that
     Section 5 of the Trust Agreement shall be amended effective as of the Succession Date, by adding the following to the end thereof:

               "(d) Notwithstanding the foregoing, if and so long as an Investment Manager has been appointed by the Retirement Plan
     Committee to direct the investment of the Trust Fund in accordance with Section 5(e) of this Trust Agreement, the Investment Manager, and not the Retirement Plan Committee, shall manage, invest and reinvest the Trust Fund, all as hereinafter provided.

               (e) The Retirement Plan Committee shall from time to time specify by written notice to the Trustee whether the investment of the Trust Fund, in the manner provided in
     Section 5(a), shall be managed solely by the Retirement Plan Committee, or shall be directed in whole or in part by one or more investment managers ("Investment Managers") appointed by the Retirement Plan Committee, or whether both the Retirement Plan Committee and one or more Investment Managers are to participate in investment management and if so how the investment responsibility is to be divided with respect to assets, classes of assets or separate investment funds specified and defined in such notice. Any such Investment Manager shall either (i) be a registered investment adviser under the Investment Advisers Act of 1940, (ii) be a bank, as defined in that Act or (iii) be an insurance company qualified to perform investment management services under the laws of more than one state. If investment of the Trust Fund is to be directed in whole or in part by an Investment Manager, the Trustee shall be given copies of the instruments appointing the Investment Manager and evidencing his acceptance of such appointment and acknowledgment that he is a fiduciary of the Plan, and a certificate evidencing the Investment Manager's registration under said Act. The Trustee may continue to rely upon such instruments and certificate until otherwise notified in writing by the Retirement Plan Committee.

               The Trustee shall follow the directions of the Investment Manager regarding the investment and reinvestment of the Trust Fund, or such portion thereof as shall be under management by the Investment Manager, and shall be under no duty or obligation to review any investment to be acquired, held or disposed of pursuant to such directions nor to make any recommendations with respect to the disposition or continued retention of any such investment. The Trustee shall have no liability or responsibility for acting without question on the direction of, or failing to act in the absence of any direction from, the Investment Manager, unless the Trustee knows that by such action or failure to act it will be participating in a breach of fiduciary duty by the Investment Manager.

               The Investment Manager at any time and from time to time may issue orders for the purchase or sale of securities directly to a broker, and in order to facilitate such transaction the Trustee upon request shall execute and deliver appropriate trading authorizations. Written notification of the issuance of each such order shall be given promptly to the Trustee by the Investment Manager, and the execution of each such order shall be confirmed to the Trustee by the broker.
     Such notification shall be authority for the Trustee to pay for the securities purchased against receipt thereof and to deliver securities sold against payment therefor, as the case may be.

               (h) In the event that an Investment Manager should resign or be removed by the Retirement Plan Committee, the Retirement Plan Committee shall manage the investment of the Trust fund pursuant to Section 5(a) unless and until it shall appoint of another Investment Manager as provided in this Section 5."


     7.   The Company and the Successor Trustee hereby agree that
     Section 11(b) of the Trust Agreement shall be amended, effective as of the Succession Date, to read as follows:

               "(b) In the event that a successor trustee has not been appointed by the Company within twenty (20) days after the Resignation Notice Date or the occurrence of a vacancy in the position of Trustee, a Successor Trustee may be appointed by any Pennsylvania or Texas or United States District Court holding terms in Houston, Harris County, Texas, or in Chester County, Pennsylvania, upon the application of Trustee."

     8.        The Company and the Successor Trustee hereby agree that
     Section 13(c) of the Trust Agreement shall be amended, effective as of the Succession Date, to read as follows:

               "(c) This Trust Agreement and the Trust hereby created shall be governed, construed, administered and regulated in all respects under the laws of the Commonwealth of Pennsylvania."

     9.        The Company and the Successor Trustee hereby agree that
     Section 13(f) of the Trust Agreement shall be amended, effective as of the Succession Date, to delete the phrase "at
     600 Travis, Houston, Texas, 77002" and insert in lieu thereof the phrase "One Freedom Valley Drive, Oaks, Pennsylvania
     19456."

     10. In consideration of the acceptance by the Successor Trustee of said successor trusteeship, the Company agrees with the Successor Trustee as follows:

               (a) The Successor Trustee shall have no duty or responsibility to inquire into the acts or omissions of the Trustee under the Trust Agreement, the Company or any of its predecessors, subsidiaries or affiliates, any member or members of the Administrator designated to administer the Plan and the Trust Agreement or any agent of the aforementioned entities to the extent that any such acts or omissions may have occurred prior to the Succession Date. Further, the Successor Trustee shall have fiduciary responsibility, pursuant to the terms of the Trust Agreement, only with respect to such assets as are delivered to it by the Trustee, and such assets as may be received by it subsequent to the Succession Date during the period that the Successor Trustee is acting in such fiduciary capacity.

               (b) Successor Trustee shall not be liable or responsible, in any manner whatsoever, for any action or omitted action in connection with the administration of the Plan and Trust Agreement prior to the Succession Date by the Trustee, person serving as Administrator, the Company or any of its predecessors, subsidiaries or affiliates, or any agent of the aforementioned entities.

     11. Upon the transfer by the Trustee to the Successor Trustee of all of the trust properties held by the Trustee under the Trust Agreement (and the records relating thereto) after the Succession Date, the Successor Trustee hereby agrees to acknowledge receipt of said trust properties and hereby agrees to hold and invest said trust properties as part of the Trust to be held and invested pursuant to the terms and provisions of the Trust Agreement.

     12. It is the intention of the parties hereto that the provisions and covenants of this Agreement shall be binding upon the successors and assigns of the Company and the Successor Trustee, respectively.

          IN WITNESS WHEREOF, the Company and the Successor Trustee have executed this instrument in multiple counterparts, each of which shall have the force and effect of an original, but all of which shall together constitute but one and the same instrument, as of the day and year first above written.

                                      GLOBAL MARINE CORPORATE
                                      SERVICES INC.


                                      By:    /s/ W. Matt Ralls
                                      Name:  W. Matt Ralls
                                      Title: Vice President and Treasurer

ATTEST:  Carole P. Driver





                                      SEI TRUST COMPANY,
                                      Successor Trustee


                                      By:    /s/ Carl Bechdel
                                      Name:  Carl Bechdel
                                      Title: Vice President & Loan Officer

ATTEST:  Jeffrey J. Roche






THE STATE OF TEXAS

COUNTY OF HARRIS


          BEFORE ME, the undersigned authority, on this day personally appeared W. Matt Ralls, Vice President & Treasurer of GLOBAL MARINE CORPORATE SERVICES INC., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said GLOBAL MARINE CORPORATE SERVICES INC., a California corporation, and that he executed the same as the act and deed of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 17th day of May, 1999.



                                   /s/Linda L. Semick
                                   Notary Public, State of Texas


Seal
My Commission Expires
May 9, 2002





THE COMMONWEALTH OF PENNSYLVANIA

COUNTY OF CHESTER



          BEFORE ME, the undersigned authority, on this day personally appeared Carl Bechdel, Jeff Roche of, SEI TRUST
COMPANY known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as the act of the said SEI TRUST COMPANY, a Pennsylvania trust company, and that he was duly authorized to perform the same and that he executed the same as the act and deed of such trust company for the purposes and consideration therein expressed and in the capacity therein stated.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 25 day of May, 1999.



                                      /s/ Lynette E. Orsino
                                      Notary Public, Commonwealth of
                                      Pennsylvania


Seal
My Commission Expires
June 21, 1999





          IN WITNESS WHEREOF, the Trustee acknowledges of the foregoing instrument, as of the day and year first above written.


                              CHASE BANK OF TEXAS, N.A., Trustee


                              By:     /s/ Lynne L. Arnold
                              Name:   Lynne L. Arnold
                              Title:  Vice President and Trust Officer

ATTEST:  Rhonda E. Good, A.V.P. and Trust Officer







THE STATE OF TEXAS
COUNTY OF HARRIS



          BEFORE ME, the undersigned authority, on this day personally appeared Lynne L. Arnold, Vice President and Trust Officer of Chase Bank of Texas, N.A., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as the act of the said Chase Bank of Texas, N.A., a national banking association, and that he was duly authorized to perform the same and that he executed the same as the act and deed of such national association for the purposes and consideration therein expressed and in the capacity therein stated.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 27th day of May, 1999.



                              /s/ Linda L. Smith
                              Notary Public, State of Texas



Seal
My Commission Expires
June 5, 2001